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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 11, 2008

                           UNIVERSAL POWER GROUP, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

             Texas                       001-33207              75-1288690
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)

            1720 Hayden Road
            Carrollton, Texas                                    75006
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(Address of principal executive offices)                       (Zip Code)

    Registrant's telephone number, including area code        (469) 892-1122
                                                              --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On November 11, 2008, Universal Power Group, Inc., the Registrant, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the quarter and nine months ended September 30, 2008. In addition, an investor conference call was held at 11:30 am eastern time on November 11, 2008 to discuss financial results for the quarter and year-ended September 30, 2008. An audio replay of the conference call is available on our web site at www.upgi.com.

       In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

Exhibit No.                                Description
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99.1              Press release, dated November 11, 2008

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Universal Power Group, Inc.



Date: November 14, 2008            By: /s/ Roger Tannery
                                      ------------------------------------
                                      Name:   Roger Tannery
                                      Title:  Chief Financial Officer